Principal Funds, Inc.
Supplement dated February 13, 2023
to the Prospectus and Statement of Additional Information
dated December 31, 2022
(as previously supplemented)

This supplement updates information currently in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
The changes described below are being made to the Origin Emerging Market Fund’s Prospectus.

SUMMARY FOR ORIGIN EMERGING MARKETS FUND
In the Sub-Advisor and Portfolio Managers section, delete Nigel Dutson.

MANAGEMENT OF THE FUNDS
Delete all references to Nigel Dutson.

The change described below is being made to the Origin Emerging Market Fund’s Statement of Additional Information.

PORTFOLIO MANAGER DISCLOSURE
In the Sub-Advisor: Origin Asset Management LLP section, remove all references to Nigel Dutson.
1